UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 07, 2025

Financial Institutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street
Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 585 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2025, Financial Institutions, Inc. (the “Company”), parent company of Five Star Bank (the “Bank”), entered into a Settlement Agreement (the “Settlement Agreement”) with plaintiffs in the previously disclosed class action lawsuit to which the Company and the Bank are parties, brought by borrowers in New York and Pennsylvania in Pennsylvania state court regarding notices the Bank sent to defaulting borrowers after their vehicles were repossessed, which were alleged to have not fully complied with the relevant portions of the Uniform Commercial Code in both states.

Under the terms of the Settlement Agreement, the Company has agreed to making a cash payment of $29.5 million to class members, release of the debt that the class members owe to the Bank and removal of adverse credit reporting for class members. The settlement remains subject to Court approval.

The Settlement Agreement contains no admission of liability by the Company or the Bank and following court approval would fully release the Company and the Bank from any claims that were asserted in the case.

The foregoing summary of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

On March 10, 2025, the Company issued a press release announcing the execution of the Settlement Agreement. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description	Location

10.1	Class Action Settlement Agreement and Release dated March 7, 2025	Filed Herewith

99.1	Press Release issued by Financial Institutions, Inc. on March 10, 2025	Filed Herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date:	March 10, 2025	By:	/s/ W. Jack Plants, II
W. Jack Plants, II Executive Vice President, Chief Financial Officer and Treasurer